UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2020, the Company amended the Executive Employment Agreement (the “Employment Agreement Amendment”) entered into with Scott R. Silverman, the Company’s Chairman and Chief Executive Officer (the “Executive”), on October 18, 2017, as amended on November 19, 2019 (the “Employment Agreement”). The Employment Agreement Amendment provides for successive one-year extensions until either the Executive or the Board of Directors of the Company (the “Board”) gives notice to terminate the Employment Agreement per its terms. The Employment Agreement Amendment also includes an allowance of up to $10,000 per year to cover uncovered medical/dental expenses for Mr. Silverman and his family.

The foregoing discussion is qualified in its entirety by reference to the Employment Agreement attached hereto as Exhibit 10.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On May 21, 2020, the majority stockholders of the Company approved granting discretionary authority to the Board of Directors at any time for a period of 12 months after the date of the written consent, to adopt an amendment to the Company’s Amended Articles of Incorporation, as amended (“Articles of Incorporation”), to increase the Company’s authorized capital stock, from 500,000,000 shares up to 5,000,000,000 shares, such increase to be determined by the board, or to determine not to proceed with the increase in authorized capital stock. On June 30, 2020, the Board approved adopting an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital stock from 500,000,000 shares, to 4,998,000,000 shares of Common Stock, par value $0.001, and 2,000,000 shares of Preferred Stock, par value $0.10 (the “Third Amendment”).

On June 30, 2020, the Company filed the Third Amendment with the Secretary of State of the State of Colorado. A copy of the Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Third Amendment to the Articles of Incorporation of C-Bond Systems, Inc.
10.1	Executive Employment Agreement, dated October 18, 2017, and amended November 19, 2019 and June 30, 2020, between C-Bond Systems, Inc. and Scott R. Silverman.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: July 2, 2020	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer